UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co. LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

OCTOBER 31, 2005

Smith Barney

Multiple Discipline Funds

Balanced All Cap Growth and Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney

Multiple Discipline Funds

Balanced All Cap Growth and Value Fund

Semi-Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks a balance between long-term growth of capital and principal preservation.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through April 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the six-month period covered by this report, the U.S. stock market, overall, generated positive results, with the S&P 500 Indexiv returning 5.27%. We think encouraging economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

Looking at the reporting period as a whole, small- and mid-cap stocks generated superior returns, with the Russell 2000,v Russell Midcap,vi and Russell 1000vii Indices returning 12.25%, 10.56%, and 6.18%, respectively. From an investment style perspective, growth-oriented stocks outperformed their value counterparts, with the Russell 3000 Growthviii and Russell 3000 Valueix Indices returning 8.04% and 5.35%, respectively.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund         1

Performance Review

For the six months ended October 31, 2005, Class A shares of the Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund, excluding sales charges, returned 4.33%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers Intermediate Treasury Bond Indexx and the Russell 3000 Index,xi returned 0.02% and 6.67%, respectively, for the same period. The Lipper Balanced Funds Category Average1 increased 4.16% over the same time frame.

Performance Snapshot as of October 31, 2005 (excluding sales charges) (unaudited)

6 months
MDF Balanced All Cap Growth and Value Fund — Class A Shares	4.33%

Lehman Brothers Intermediate Treasury Bond Index	0.02%

Russell 3000 Index	6.67%

Lipper Balanced Funds Category Average	4.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 3.91%, Class C shares returned 3.91% and Class Y shares returned 4.49% over the six months ended October 31, 2005.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 667 funds in the Fund’s Lipper category and excluding sales charges.

2         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund

Special Shareholder Notices

The Board of Directors of Smith Barney Investment Funds Inc. (the “Company”) approved an amendment to the Management Agreement between the Company, on behalf of the Fund, a series of the Company, and Smith Barney Fund Management LLC, the Fund’s manager (the “Manager”). Effective October 1, 2005, the Management Agreement’s fee of 0.75% of the Fund’s average daily net assets was replaced with the fee schedule described below:

Average Daily Net Assets	Management Fee Rate
First $1 Billion	0.750%

Next $1 Billion	0.725%

Next $3 Billion	0.700%

Next $5 Billion	0.675%

Over $10 Billion	0.650%

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund          3

prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

4         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Diversification does not assure against loss. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Interest rate increases, causing the price of fixed income securities to decline, would reduce the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Lehman Brothers Intermediate Treasury Bond index is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

xi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equally market.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund          5

Fund at a Glance (unaudited)

6         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	4.33%	$1,000.00	$1,043.30	1.40%	$7.21

Class B	3.91	1,000.00	1,039.10	2.15	11.05

Class C	3.91	1,000.00	1,039.10	2.15	11.05

Class Y	4.49	1,000.00	1,044.90	0.99	5.10

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.15	1.40%	$7.12

Class B	5.00	1,000.00	1,014.37	2.15	10.92

Class C	5.00	1,000.00	1,014.37	2.15	10.92

Class Y	5.00	1,000.00	1,020.21	0.99	5.04

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited)

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND

Shares	Security	Value

COMMON STOCKS — 64.6%
CONSUMER DISCRETIONARY — 12.4%
Auto Components — 0.2%
2,200	Lear Corp.	$67,012

Hotels, Restaurants & Leisure — 0.9%
7,705	Expedia Inc.*	144,777
4,900	McDonald’s Corp.	154,840

	Total Hotels, Restaurants & Leisure	299,617

Internet & Catalog Retail — 0.8%
4,000	Amazon.com Inc.*	159,520
5,455	IAC/InterActiveCorp.*	139,648

	Total Internet & Catalog Retail	299,168

Leisure Equipment & Products — 0.7%
9,520	Hasbro Inc.	179,357
5,005	Mattel Inc.	73,824

	Total Leisure Equipment & Products	253,181

Media — 7.6%
8,400	Cablevision Systems Corp., New York Group, Class A Shares*	208,320
1,850	Clear Channel Communications Inc.	56,277
20,690	Comcast Corp., Special Class A Shares*	567,113
2,642	Discovery Holding Co., Class A Shares*	37,226
17,450	Interpublic Group of Cos. Inc.*	180,258
200	Liberty Global Inc., Series A Shares*	4,954
200	Liberty Global Inc., Series C Shares*	4,744
36,870	Liberty Media Corp., Class A Shares*	293,854
11,895	News Corp., Class B Shares	179,139
10,800	Pearson PLC, Sponsored ADR	121,392
27,680	Time Warner Inc.	493,534
20,090	Walt Disney Co.	489,593

	Total Media	2,636,404

Specialty Retail — 2.2%
3,650	Bed Bath & Beyond Inc.*	147,898
9,670	Charming Shoppes Inc.*	108,304
12,130	Home Depot Inc.	497,815

	Total Specialty Retail	754,017

	TOTAL CONSUMER DISCRETIONARY	4,309,399

CONSUMER STAPLES — 5.0%
Beverages — 1.7%
7,350	Coca-Cola Co.	314,433
1,000	Molson Coors Brewing Co., Class B Shares	61,700
3,745	PepsiCo Inc.	221,255

	Total Beverages	597,388

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          9

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Food & Staples Retailing — 1.0%
5,720	Safeway Inc.	$133,047
4,700	Wal-Mart Stores Inc.	222,357

	Total Food & Staples Retailing	355,404

Food Products — 1.8%
5,450	Kraft Foods Inc., Class A Shares	154,235
6,000	Unilever PLC, Sponsored ADR	243,600
3,150	Wm. Wrigley Jr. Co.	218,925

	Total Food Products	616,760

Household Products — 0.5%
3,412	Procter & Gamble Co.	191,038

	TOTAL CONSUMER STAPLES	1,760,590

ENERGY — 4.9%
Energy Equipment & Services — 1.3%
2,200	Baker Hughes Inc.	120,912
2,600	GlobalSantaFe Corp.	115,830
760	Grant Prideco Inc.*	29,556
3,070	Weatherford International Ltd.*	192,182

	Total Energy Equipment & Services	458,480

Oil, Gas & Consumable Fuels — 3.6%
3,525	Anadarko Petroleum Corp.	319,753
2,785	BP PLC, Sponsored ADR	184,924
3,100	Chevron Corp.	176,917
4,350	Exxon Mobil Corp.	244,209
3,160	Murphy Oil Corp.	148,046
7,890	Williams Cos. Inc.	175,947

	Total Oil, Gas & Consumable Fuels	1,249,796

	TOTAL ENERGY	1,708,276

FINANCIALS — 8.6%
Capital Markets — 2.8%
1,000	Goldman Sachs Group Inc.	126,370
2,675	Lehman Brothers Holdings Inc.	320,117
7,660	Merrill Lynch & Co. Inc.	495,908
350	State Street Corp.	19,331

	Total Capital Markets	961,726

Consumer Finance — 1.2%
4,950	American Express Co.	246,362
6,700	MBNA Corp.	171,319

	Total Consumer Finance	417,681

Diversified Financial Services — 0.8%
850	Ameriprise Financial Inc.*	31,637
6,820	JPMorgan Chase & Co.	249,748

	Total Diversified Financial Services	281,385

See Notes to Financial Statements.

10         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Insurance — 2.4%
1,720	Ambac Financial Group Inc.	$121,931
7,120	American International Group Inc.	461,376
2,870	Chubb Corp.	266,824

	Total Insurance	850,131

Thrifts & Mortgage Finance — 1.4%
4,080	MGIC Investment Corp.	241,699
6,200	PMI Group Inc.	247,256

	Total Thrifts & Mortgage Finance	488,955

	TOTAL FINANCIALS	2,999,878

HEALTH CARE — 13.3%
Biotechnology — 5.8%
5,560	Amgen Inc.*	421,226
14,870	Biogen Idec Inc.*	604,168
6,180	Chiron Corp.*	272,785
2,595	Genentech Inc.*	235,107
2,110	Genzyme Corp.*	152,553
5,200	ImClone Systems Inc.*	180,440
17,320	Millennium Pharmaceuticals Inc.*	157,958

	Total Biotechnology	2,024,237

Health Care Providers & Services — 1.1%
6,340	UnitedHealth Group Inc.	367,022

Pharmaceuticals — 6.4%
5,760	Abbott Laboratories	247,968
2,500	Eli Lilly & Co.	124,475
6,820	Forest Laboratories Inc.*	258,546
3,840	GlaxoSmithKline PLC, Sponsored ADR	199,642
8,405	Johnson & Johnson	526,321
2,350	Novartis AG, Sponsored ADR	126,477
23,950	Pfizer Inc.	520,673
5,180	Wyeth	230,821

	Total Pharmaceuticals	2,234,923

	TOTAL HEALTH CARE	4,626,182

INDUSTRIALS — 6.0%
Aerospace & Defense — 2.2%
2,000	Boeing Co.	129,280
6,460	Honeywell International Inc.	220,932
2,410	L-3 Communications Holdings Inc.	187,546
6,020	Raytheon Co.	222,439

	Total Aerospace & Defense	760,197

Airlines — 0.5%
11,760	Southwest Airlines Co.	188,278

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          11

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Electrical Equipment — 0.7%
3,450	Emerson Electric Co.	$239,947

Industrial Conglomerates — 1.8%
8,490	General Electric Co.	287,896
13,000	Tyco International Ltd.	343,070

	Total Industrial Conglomerates	630,966

Machinery — 0.8%
2,320	Caterpillar Inc.	122,009
5,650	Pall Corp.	147,804

	Total Machinery	269,813

	TOTAL INDUSTRIALS	2,089,201

INFORMATION TECHNOLOGY — 11.0%
Communications Equipment — 1.5%
25,670	Cisco Systems Inc.*	447,942
18,500	Lucent Technologies Inc.*	52,725
1,290	Motorola Inc.	28,586

	Total Communications Equipment	529,253

Computers & Peripherals — 1.7%
6,800	Dell Inc.*	216,784
1,600	International Business Machines Corp.	131,008
4,050	Maxtor Corp.*	14,175
3,920	SanDisk Corp.*	230,849

	Total Computers & Peripherals	592,816

Electronic Equipment & Instruments — 0.4%
3,870	Agilent Technologies Inc.*	123,879
8,140	Solectron Corp.*	28,734

	Total Electronic Equipment & Instruments	152,613

Internet Software & Services — 0.5%
4,300	Yahoo! Inc.*	158,971

Semiconductors & Semiconductor Equipment — 4.2%
5,500	Applied Materials Inc.	90,090
3,795	Cree Inc.*	91,232
12,830	Intel Corp.	301,505
15,440	Micron Technology Inc.*	200,566
2,800	Novellus Systems Inc.*	61,208
17,156	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	138,620
20,420	Texas Instruments Inc.	582,991

	Total Semiconductors & Semiconductor Equipment	1,466,212

Software — 2.7%
4,360	Advent Software Inc.*	133,939
2,650	Autodesk Inc.	119,594

See Notes to Financial Statements.

12         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Software — 2.7% (continued)
2,600	Electronic Arts Inc.*	$147,888
20,750	Microsoft Corp.	533,275

	Total Software	934,696

	TOTAL INFORMATION TECHNOLOGY	3,834,561

MATERIALS — 2.6%
Chemicals — 1.4%
2,750	Dow Chemical Co.	126,115
4,700	E.I. du Pont de Nemours & Co.	195,943
5,450	Engelhard Corp.	148,240

	Total Chemicals	470,298

Containers & Packaging — 0.2%
6,200	Smurfit-Stone Container Corp.*	65,472

Metals & Mining — 0.7%
10,230	Alcoa Inc.	248,487

Paper & Forest Products — 0.3%
1,735	Weyerhaeuser Co.	109,895

	TOTAL MATERIALS	894,152

TELECOMMUNICATION SERVICES — 0.8%
Diversified Telecommunication Services — 0.6%
6,105	Verizon Communications Inc.	192,369

Wireless Telecommunication Services — 0.2%
2,920	Vodafone Group PLC, Sponsored ADR	76,679

	TOTAL TELECOMMUNICATION SERVICES	269,048

	TOTAL COMMON STOCKS (Cost — $21,754,948)	22,491,287

Face Amount
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 28.7%
U.S. Government Agencies — 12.9%
$2,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 3.500% due 9/15/07	1,961,854
	Federal National Mortgage Association (FNMA):
500,000	3.800% due 1/18/08	490,570
2,100,000	3.375% due 12/15/08	2,024,423

	Total U.S. Government Agencies	4,476,847

U.S. Government Obligations — 15.8%
	U.S. Treasury Notes:
1,015,000	4.625% due 5/15/06	1,017,458
1,570,000	3.125% due 4/15/09	1,504,687
525,000	3.375% due 9/15/09	505,354
725,000	5.000% due 2/15/11	743,182
1,020,000	4.250% due 8/15/14	996,253

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          13

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Obligations — 15.8% (continued)
	Inflation Indexed:
$253,952	0.875% due 4/15/10	$244,132
494,836	2.000% due 7/15/14	496,286

	Total U.S. Government Obligations	5,507,352

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $10,144,858)	9,984,199

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $31,899,806)	32,475,486

SHORT-TERM INVESTMENT — 6.4%
Repurchase Agreement — 6.4%
2,228,000	Interest in $542,622,000 joint tri-party repurchase agreement dated 10/31/05 with Greenwich Capital Markets Inc., 4.020% due 11/1/05, Proceeds at maturity- $2,228,249; (Fully collateralized by various U.S. Treasury obligations, 1.500% to 6.250% due 3/31/06 to 5/15/30; Market value — $2,272,578) (Cost — $2,228,000)	2,228,000

	TOTAL INVESTMENTS — 99.7% (Cost — $34,127,806#)	34,703,486
	Other Assets in Excess of Liabilities — 0.3%	114,009

	TOTAL NET ASSETS — 100.0%	$34,817,495

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Statement of Assets and Liabilities (October 31, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $34,127,806)	$34,703,486
Cash	880
Receivable for Fund shares sold	150,633
Interest and dividends receivable	99,787
Prepaid expenses	25,252

Total Assets	34,980,038

LIABILITIES:
Payable for Fund shares repurchased	83,775
Management fee payable	16,493
Transfer agent fees payable	6,889
Distribution fees payable	4,809
Directors’ fees payable	2,059
Accrued expenses	48,518

Total Liabilities	162,543

Total Net Assets	$34,817,495

NET ASSETS:
Par value (Note 5)	$2,894
Paid-in capital in excess of par value	33,980,007
Undistributed net investment income	117,137
Accumulated net realized gain on investments	141,777
Net unrealized appreciation on investments	575,680

Total Net Assets	$34,817,495

Shares Outstanding:
Class A	1,324,131

Class B	532,666

Class C	481,916

Class Y	555,644

Net Asset Value:
Class A (and redemption price)	$12.06

Class B *	$11.96

Class C *	$11.95

Class Y (and redemption price)	$12.10

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$12.69

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          15

Statement of Operations (For the six months ended October 31, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$227,170
Dividends	114,252
Less: Foreign taxes withheld	(1,017)

Total Investment Income	340,405

EXPENSES:
Management fee (Note 2)	119,917
Distribution fees (Notes 2 and 4)	77,173
Registration fees	59,898
Transfer agent fees (Notes 2 and 4)	22,746
Shareholder reports (Note 4)	18,326
Audit and tax	12,521
Custody fees	11,699
Legal fees	9,966
Directors’ fees	5,148
Miscellaneous expenses	995

Total Expenses	338,389
Less: Management fee waiver and expense reimbursements (Note 2)	(81,645)

Net Expenses	256,744

Net Investment Income	83,661

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	135,669

Change in Net Unrealized Appreciation/Depreciation From Investments	908,593

Net Gain on Investments	1,044,262

Increase in Net Assets From Operations	$1,127,923

See Notes to Financial Statements.

16         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended October 31, 2005 (unaudited) and the period ended April 30, 2005†

	October 31	April 30
OPERATIONS:
Net investment income	$83,661	$23,257
Net realized gain	135,669	6,108
Change in net unrealized appreciation/depreciation	908,593	(332,913)

Increase (Decrease) in Net Assets From Operations	1,127,923	(303,548)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	10,261,610	27,242,352
Cost of shares repurchased	(2,467,655)	(1,043,187)

Increase in Net Assets From Fund Share Transactions	7,793,955	26,199,165

Increase in Net Assets	8,921,878	25,895,617
NET ASSETS:
Beginning of period	25,895,617	—

End of period*	$34,817,495	$25,895,617

*Includes undistributed net investment income of:	$117,137	$33,476

†	For the period August 6, 2004 (inception date) to April 30, 2005.

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2005(2)	2005(3)
Net Asset Value, Beginning of Period	$11.56	$11.40

Income From Operations:
Net investment income	0.04	0.04
Net realized and unrealized gain	0.46	0.12

Total Income From Operations	0.50	0.16

Net Asset Value, End of Period	$12.06	$11.56

Total Return(4)	4.33%	1.40%

Net Assets, End of Period (000s)	$15,964	$12,368

Ratios to Average Net Assets:
Gross expenses(5)	1.93%	2.91%
Net expenses(5)(6)(7)	1.40	1.40
Net investment income(5)	0.73	0.59

Portfolio Turnover Rate	32%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	For the period August 6, 2004 (inception date) to April 30, 2005.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the period ended October 31, 2005. The investment manager waived its fees and reimbursed expenses for the period ended April 30, 2005.
(7)	Effective October 20, 2004 as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 1.40%.

See Notes to Financial Statements.

18         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2005(3)
Net Asset Value, Beginning of Period	$11.51		$11.41

Income (Loss) From Operations:
Net investment loss	(0.00	)(4)	(0.01)
Net realized and unrealized gain	0.45		0.11

Total Income From Operations	0.45		0.10

Net Asset Value, End of Period	$11.96		$11.51

Total Return(5)	3.91%		0.88%

Net Assets, End of Period (000s)	$6,368		$5,396

Ratios to Average Net Assets:
Gross expenses(6)	2.72%		4.09%
Net expenses(6)(7)(8)	2.15		2.15
Net investment loss(6)	(0.02)		(0.15)

Portfolio Turnover Rate	32%		36%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	For the period August 16, 2004 (inception date) to April 30, 2005.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the period ended October 31, 2005. The investment manager waived its fees and reimbursed expenses for the period ended April 30, 2005.
(8)	Effective October 20, 2004 as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the Fund will not exceed 2.15%.

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2005(2)		2005(3)
Net Asset Value, Beginning of Period	$11.50		$11.41

Income (Loss) From Operations:
Net investment loss	(0.00	)(4)	(0.01)
Net realized and unrealized gain	0.45		0.10

Total Income From Operations	0.45		0.09

Net Asset Value, End of Period	$11.95		$11.50

Total Return(5)	3.91%		0.79%

Net Assets, End of Period (000s)	$5,760		$4,538

Ratios to Average Net Assets:
Gross expenses(6)	2.66%		3.79%
Net expenses(6)(7)(8)	2.15		2.15
Net investment loss(6)	(0.02)		(0.16)

Portfolio Turnover Rate	32%		36%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	For the period August 16, 2004 (inception date) to April 30, 2005.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the period ended October 31, 2005. The investment manager waived its fees and reimbursed expenses for the period ended April 30, 2005.
(8)	Effective October 20, 2004 as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 2.15%.

See Notes to Financial Statements.

20         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class Y Shares(1)	2005(2)	2005(3)
Net Asset Value, Beginning of Period	$11.58	$11.69

Income (Loss) From Operations:
Net investment income	0.07	0.05
Net realized and unrealized gain (loss)	0.45	(0.16)

Total Income (Loss) From Operations	0.52	(0.11)

Net Asset Value, End of Period	$12.10	$11.58

Total Return(4)	4.49%	(0.94)%

Net Assets, End of Period (000s)	$6,725	$3,594

Ratios to Average Net Assets:
Gross expenses(5)	1.37%	1.72%
Net expenses(5)(6)(7)	0.99	0.99
Net investment income(5)	1.14	0.94

Portfolio Turnover Rate	32%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	For the period November 8, 2004 (inception date) to April 30, 2005.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the period ended October 31, 2005. The investment manager waived its fees and reimbursed expenses for the period ended April 30, 2005.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y shares of the Fund will not exceed 0.99%.

See Notes to Financial Statements.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund (the “Fund”) is a separate diversified series of the Smith Barney Investment Funds Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

22         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Effective October 1, 2005, the Fund’s management fee, which is calculated daily and paid monthly, was reduced from 0.75% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%

Next $1 billion	0.725%

Next $ 3 billion	0.700%

Next $5 billion	0.675%

Over $10 billion	0.650%

During the six months ended October 31, 2005, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.40%, 2.15%, 2.15% and 0.99%, respectively. These expense limitations can be terminated at any time by SBFM. During the six months ended October 31, 2005, SBFM voluntarily waived a portion of its management fee and reimbursed expenses in the amount of $81,645.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended October 31, 2005, the Fund paid transfer agent fees of $7,881 to CTB.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          23

Notes to Financial Statements (unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2005, CGM and its affiliates received sales charges of approximately $163,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$11,000	$4,000

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,765,386	$9,045,072

Sales	3,071,843	6,126,188

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,503,728
Gross unrealized depreciation	(928,048)

Net unrealized appreciation	$575,680

24         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$18,601	$30,756	$27,816

For the six months ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$14,776	$4,146	$3,806	$18

For the six months ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$8,014	$6,373	$3,936	$3

5.	Capital Shares

At October 31, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:.

	Six Months Ended October 31, 2005		Period Ended April 30, 2005(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	313,264	$3,751,633	1,117,643	$13,042,858
Shares repurchased	(58,892)	(709,828)	(47,884)	(563,462)

Net Increase	254,372	$3,041,805	1,069,759	$12,479,396

Class B
Shares sold	159,916	$1,903,771	485,391	$5,657,944
Shares repurchased	(96,183)	(1,142,805)	(16,458)	(191,451)

Net Increase	63,733	$760,966	468,933	$5,466,493

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          25

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended October 31, 2005		Period Ended April 30, 2005(1)
	Shares	Amount	Shares	Amount
Class C
Shares sold	129,532	$1,537,756	419,047	$4,879,084
Shares repurchased	(42,001)	(503,995)	(24,662)	(288,274)

Net Increase	87,531	$1,033,761	394,385	$4,590,810

Class Y
Shares sold	254,631	$3,068,450	310,307	$3,662,466
Shares repurchased	(9,294)	(111,027)	—	—

Net Increase	245,337	$2,957,423	310,307	$3,662,466

(1)	For the period from inception dates to April 30, 2005. The inception dates for Class A, B, C and Y shares are August 6, 2004, August 16, 2004, August 16, 2004 and November 8, 2004, respectively.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

26         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fidu -

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          27

Notes to Financial Statements (unaudited) (continued)

ciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

9.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason, Inc. (“Legg Mason”). As a result, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg

28         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributors, CGM and PFS Investments Inc., as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          29

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board, Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of CAM and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation

30         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced funds” by Lipper, was for the period August 31, 2004 through March 31, 2005. The Fund performed below the median for the period. The Board members discussed with the Fund’s portfolio managers

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          31

Board Approval of Management Agreement (unaudited) (continued)

the reasons for the Fund’s underperformance compared to the Performance Universe during the period covered by the Lipper data. It was noted that the Fund commenced operations in August 2004 and, thus, had a limited performance track record upon which to judge the performance of the Manager. The Board members noted that the portfolio was modeled on investment styles which have demonstrated long-term competitive performance and that the portfolio managers were very experienced with a superior long-term track record. In responding to questions from the Board, representatives of management expressed their confidence in the Fund’s investment management policies. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved during the second quarter. Based on its review, the Board generally was satisfied with the Fund’s recent short-term performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of ten retail front-end load funds (including the Fund) classified as “balanced funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid

32         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was slightly higher than the median of total expense ratios of the funds in the Expense Group.

After discussion with the Board members, the Manager offered to institute a breakpoint schedule to the Fund’s Contractual Management Fee, which would result in a reduction in the Fund’s overall effective fee rate to the extent the Fund’s assets increase to a level at which one or more breakpoints are triggered.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had not yet reached the specified asset level at which one or more breakpoints to its new Contractual Management Fee would be triggered. The Board noted that the Fund’s new Contractual Management Fee with breakpoints reflected the potential for sharing economies of scale with shareholders as the Fund grows. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          33

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes Smith Barney Fund Management LLC (the “Manager”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in

34         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that following the transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the manager or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report          35

Board Approval of Management Agreement (unaudited) (continued)

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

36         Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund 2005 Semi-Annual Report

Smith Barney Multiple Discipline Funds

Balanced All Cap Growth and Value Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Valerie Bannon, CFA

Vice President and
Investment Officer

Alan J. Blake

Vice President and
Investment Officer

Ellen S. Cammer

Vice President and
Investment Officer

Richard A. Freeman

Vice President and
Investment Officer

John G. Goode

Vice President and
Investment Officer

Peter J. Hable

Vice President and
Investment Officer

Kirstin Mobyed
Vice President and
Investment Officer

OFFICERS (continued)

Roger Paradiso
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering Compliance Officer and
Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03081 12/05	05-9410

Smith Barney Multiple Discipline Funds

Balanced All Cap Growth and Value Fund

The Fund is a separate series of the Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS

BALANCED ALL CAP GROWTH AND VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	January 9, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date:	January 9, 2006